Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Annual Report on Form 10-K of Full House Resorts, Inc. for the year ended December 31, 2010 as filed with the Securities and Exchange Commission (the “Report”) I, Mark J. Miller, Chief Financial Officer and Chief Operating Officer of Full House Resorts, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Full House Resorts, Inc.

Dated: March 7, 2011	By:	/s/ MARK J. MILLER
Mark J. Miller
Chief Financial Officer and Chief Operating Officer